NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated May 18, 2017
to the Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective on or about June 1, 2017, the following is added to the "U.S. Stocks – Large Cap" section of the Appendix on page 54 of the Prospectus:
NATIONWIDE LOOMIS ALL CAP GROWTH FUND seeks to invest, under normal circumstances, in equity securities, primarily common stocks, issued by companies of any size. The Fund normally will invest across a wide range of sectors and industries, using a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Fund is not required to maintain any specified percentage of its assets in securities of a particular capitalization size. The Fund may invest up to 25% of its net assets in foreign securities. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE